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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of Earliest Event Reported)               APRIL 7, 2000
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                              CANTEL MEDICAL CORP.
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            (Exact name of registrant as specified in its character)



          DELAWARE                     0-6132                    22-1760285
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(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)            Identification No.)



 1135 BROAD STREET, CLIFTON, NEW JERSEY                            07013
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(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code              973-470-8700
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                             CANTEL INDUSTRIES, INC.
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         (Former name or former address, if changed since last report.)



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ITEM 5.  OTHER EVENTS.

     The Corporation's name has been changed from Cantel Industries, Inc. to Cantel Medical Corp., effective April 7, 2000.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       CANTEL INDUSTRIES, INC.



                                       By: /s/ James P. Reilly
                                          --------------------------------
                                          James P. Reilly, President

Dated:  April 7, 2000



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